_________________________________________________________________

                           UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                              September 25, 1996


                       IMC Home Equity Loan Trust 1996-1
            (Exact name of registrant as specified in its charter)


                                                            13-3875231 and
        New York                    33-96410                13-3875233
(State or Other Jurisdiction      (Commission)              (I.R.S. Employer
   of  Incorporation)             File Number)              Identification No.)


c/o Chemical Bank
Structured Finance Services
450 West 33rd Street
New York, New York
                                                           10001-2697
(Address of Principal)                                     (Zip Code)


Registrant's telephone number, including area code (212) 946-3185

                             NO CHANGE

         (Former name or former address, if changed since last report)

______________________________________________________________________
Note: Please see page 5 for Exhibit Index                      Page 1


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Item 5.  OTHER EVENTS.

     On September 25, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of August, 1996 dated September 25, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of August, 1996 was $65,858.28.






                                                               Page 2
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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

          19.  Trustee's Monthly Servicing Report for the month of  August,
               1996.






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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                    By:  CONTISECURITIES ASSET FUNDING CORP.,
                         As Depositor


                         By:  /s/ Jerome M. Perelson
                               Name:  Jerome M. Perelson
                               Title: Vice President

                         By:  /s/ Susan E. O'Donovan
                               Name:  Susan E. O'Donovan
                               Title:   Vice President




Dated:   October  10, 1996



                                                               Page 4


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                               EXHIBIT INDEX



Exhibit No. Description

19.  Trustee's Monthly Servicing Report for the Month of  August, 1996.




                                                            Page 5